                                                                    Exhibit 99.2
                                                                          Page 6


CASE NAME:       Aerovox, Inc.      COMPARATIVE BALANCE SHEET         FORM OPR-1
CASE NUMBER:     01-14680 jnf           FOR MONTH ENDED:

                                             10/27/2001    12/01/2001   12/29/2001    01/26/2002    02/23/2002
                                             ----------    ----------   ----------    ----------    ----------
ASSETS

  CURRENT ASSETS:
    Cash                                    $ 3,942,222   $ 4,479,522   $ 4,019,746   $ 4,033,165   $ 3,547,973
                                            -----------   -----------   -----------   -----------   -----------

    Other negotiable instruments (i.e.
       CD's, Treasury Bills, etc.)                    0             0             0             0             0
                                            -----------   -----------   -----------   -----------   -----------

    Accounts receivable, gross (OPR-3)        7,769,402     7,467,141     7,230,853     7,167,409     7,698,454
                                            -----------   -----------   -----------   -----------   -----------

    Less: Allowance for doubtful accounts    (1,327,909)   (1,340,439)   (1,350,439)   (1,359,439)   (1,368,595)
                                            -----------   -----------   -----------   -----------   -----------

    Inventory, at cost                       11,492,000    10,832,578    10,649,769    10,257,300    10,068,804
                                            -----------   -----------   -----------   -----------   -----------
    Prepaid expenses and other
      current assets                             50,405        86,073       110,268       174,304       193,414
                                            -----------   -----------   -----------   -----------   -----------
    Other: Intercompany receivables
      (payables)                                425,860       193,415       505,851       620,899       413,359
                                            -----------   -----------   -----------   -----------   -----------

  TOTAL CURRENT ASSETS                       22,351,980    21,718,290    21,166,047    20,893,637    20,553,408
                                            ===========   ===========   ===========   ===========   ===========

  PROPERTY, PLANT, AND EQUIPMENT, AT COST    50,501,177    50,522,978    50,528,861    49,481,592    49,483,072
                                            -----------   -----------   -----------   -----------   -----------

    Less: Accumulated depreciation          (24,853,350)  (25,145,749)  (25,429,439)  (25,032,360)  (25,300,269)
                                            -----------   -----------   -----------   -----------   -----------

  NET PROPERTY, PLANT AND EQUIPMENT          25,647,828    25,377,229    25,099,422    24,449,232    24,182,803
                                            ===========   ===========   ===========   ===========   ===========

  OTHER ASSETS
    Investments                              15,663,076    15,712,152    15,522,849    15,287,298    15,402,070
                                            -----------   -----------   -----------   -----------   -----------

    Other: Def. fin. cost and org costs         173,272       172,189       171,106       170,023       168,940
                                            -----------   -----------   -----------   -----------   -----------

    Other assets (includes deposits)          5,223,585     5,347,997     5,114,243     5,144,145     5,246,874
                                            -----------   -----------   -----------   -----------   -----------

TOTAL ASSETS                                $69,059,741   $68,327,858   $67,073,667   $65,944,337   $65,554,095
                                            ===========   ===========   ===========   ===========   ===========

                                                                    Exhibit 99.2
                                                                          Page 7


CASE NAME:         Aerovox, Inc.
CASE NUMBER:       01-14680 jnf                                       FORM OPR-2

                                             10/27/01      12/01/01      12/29/01      01/26/02      02/23/02
                                            ---------      --------      --------      --------      --------
LIABILITIES

  POST PETITION LIABILITIES (OPR-4)         $ 1,780,479   $ 2,087,607   $ 1,551,132   $ 1,679,602   $ 1,841,721
                                            -----------   -----------   -----------   -----------   -----------
  PRE PETITION LIABILITIES

    Priority debt                               804,373       777,612       386,453      228,490        228,490
                                            -----------   -----------   -----------   -----------   -----------

    Secured debt                             29,300,919    29,300,919    29,300,919    29,300,919    29,300,919
                                            -----------   -----------   -----------   -----------   -----------

    Unsecured debt                           19,509,617    19,509,617    19,509,617    19,509,617    19,509,617
                                            ===========   ===========   ===========   ===========   ===========

  TOTAL PRE PETITION LIABILITIES             49,614,910    49,588,148    49,196,989    49,039,027    49,039,027
                                            -----------   -----------   -----------   -----------   -----------

  OTHER LIABILITIES PER BOOK                  5,285,408     5,285,408     5,499,934     5,499,934     5,499,934
                                            -----------   -----------   -----------   -----------   -----------

TOTAL LIABILITIES                            56,680,798    56,961,164    56,248,055    56,218,563    56,380,682
                                            -----------   -----------   -----------   -----------   -----------
SHAREHOLDERS' EQUITY

  REDEEMABLE COMMON STOCK                     1,373,800     1,253,800     1,249,800     1,099,800     1,071,800
                                            -----------   -----------   -----------   -----------   -----------

  COMMON STOCK                                5,450,979     5,450,979     5,450,979     5,450,979     5,450,979
                                            -----------   -----------   -----------   -----------   -----------

  PAID IN CAPITAL                             1,172,366     1,172,366     1,172,366     1,172,366     1,172,366
                                            -----------   -----------   -----------   -----------   -----------
  RETAINED EARNINGS

    Through filing date                       9,674,670     9,674,670     9,674,670     9,674,670     9,674,670
                                            -----------   -----------   -----------   -----------   -----------

    Post filing date                         (2,669,197)   (3,559,922)   (3,853,500)   (4,815,953)   (5,314,553)
                                            -----------   -----------   -----------   -----------   -----------
  ACCUMULATED OTHER COMPREHENSIVE
    PROFIT (LOSS)                            (2,623,675)   (2,625,199)   (2,868,703)   (2,856,089)   (2,881,849)
                                            -----------   -----------   -----------   -----------   -----------

TOTAL SHAREHOLDERS' EQUITY                   12,378,943    11,366,694    10,825,612     9,725,774     9,173,413
                                            -----------   -----------   -----------   -----------   -----------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                        $69,059,741   $68,327,858   $67,073,667   $65,944,337   $65,554,095
                                            ===========   ===========   ===========   ===========   ===========